Statement of Additional Information Supplement

December 7, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2015

Active International Allocation Portfolio
Advantage Portfolio
Asian Equity Portfolio
Emerging Markets Fixed Income Opportunities Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio
Global Infrastructure Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio
Growth Portfolio
Insight Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio
Multi-Asset Portfolio
Opportunity Portfolio
Small Company Growth Portfolio
U.S. Real Estate Portfolio

The following is hereby added as the third sentence of the section of the Statement of Additional Information entitled "Investment Policies and Strategies—Derivatives—Forwards":

A Portfolio may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.

The third paragraph of the section of the Statement of Additional Information entitled "Purchase and Redemption of Shares" is hereby deleted and replaced with the following:

The NAV per share of each Portfolio is calculated on days that the New York Stock Exchange ("NYSE") is open for business. NAV per share is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) (for each Portfolio, the "Pricing Time"). If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Certain Portfolios may elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Portfolios' securities trade remain open.

Please retain this supplement for future reference.